Monroe Bancorp
                                        2010 Annual
[LOGO OF MONROE BANCORP]                Shareholders'
                                        Meeting


                                        Mark D. Bradford
                                        President & CEO



                                        Welcome!


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[LOGO OF MONROE BANCORP]


Forward-looking Statement

This presentation contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This presentation contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) changes in competitive pressures among depository institutions; (2) changes in the interest rate environment; (3) changes in prepayment speeds, charge-offs and loan loss provisions; (4) continued deterioration in general economic conditions, either national or in the markets in which the Company does business; (5) legislative or regulatory changes adversely affecting the business of the Company; (6) changes in real estate values or the real estate markets; (7) the Company's business development efforts in new markets in and around Hendricks and Hamilton Counties; (8) actions of the Federal Reserve Board; (9) changes in accounting principles and interpretations; and (10) actions of the Department of the Treasury and the Federal Deposit Insurance Corporation under the Emergency Economic Stabilization Act of 2008, the American Recovery and Reinvestment Act of 2009 and the Federal Deposit Insurance Act and other legislative and regulatory actions and reforms. These forward-looking statements speak only as of the date of this presentation and Monroe Bancorp undertakes no obligation to update any such forward-looking statement to reflect events or circumstances that occur after the date hereof. Further information on other factors which could affect the financial results of the Company is included in the Company's filings with the Securities and Exchange Commission.


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Tremendous Opportunities

 "We must look for the opportunity in every difficulty instead of being paralyzed at the thought of the difficulty in every opportunity".


                  - Walter E. Cole


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Operating Environment

o  Recent Recession

     *  December 2007 to July 2009

     * Federal Reserve Chairman Ben Bernanke "the worst financial crisis in modern history"

     *  Former Federal Reserve Chairman Alan
        Greenspan "the most virulent global financial crisis ever"

     *  Significant impact on banking industry

          - 434 (34%) of 1,278 publicly traded banks and thrifts showed a loss in 2009

          - 98 (31.8%) of 308 publicly traded Midwest banks and thrifts showed a loss in 2009


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Positioning for the Future



o  Resolution of Problem Assets - Credit
   Quality

o  Implementation of Capital Plan

o  Enhance Profitability

o  Commitment to Customer Service

o  Commitment to our Communities


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[LOGO OF MONROE BANCORP]


Background Information

o  Headquarters - Bloomington,
   Monroe County/Indiana

o  Majority of Bank's business is in
   Monroe County

o  2009 Population - 130,738

o  Home of Indiana University,
   Bloomington

     -  7,400 Employees

     -  2009/2010 Enrollment is 42,347

o  Monroe County Unemployment Rate

     -  March 2010- 6.9%; 2nd lowest in the State


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Monroe Bancorp Profile                (Dollars in Thousands)



                                                     % Increase/
                 12/31/07   12/31/08    12/31/09      (Decrease)
                                                        2009

 Bancorp Assets   $778,080  $ 819,799    $802,451       (2.1%)
---------------------------------------------------------------------
  Trust Assets      353,668    300,534    337,771       12.4%
---------------------------------------------------------------------
   Investment
 Services Assets    163,847    152,859    168,099       10.0%
---------------------------------------------------------------------
      Total      $1,295,595 $1,273,192 $1,308,321        2.8%
---------------------------------------------------------------------

17 Locations:
  o  13 Banking Centers
  o  1 Loan Production Office
  o  3 Retirement Community Locations


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                                                         Financial Performance

    Net Income (Dollars in Thousands)


8,000
                                       $7,806
                       $7,586
       $7,223


6,000
                                                       $3,979
4,000
                                                                       $1,975
2,000

   0    2005            2006            2007            2008            2009


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                                                         Financial Performance

    Total Loans (Dollars in Millions)




$650
                                                       $633.1
$600
                                                                       $587.4
                                       $584.8
                       $559.5
$550
       $525.5

$500

$450

$400
        2005            2006            2007            2008            2009

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                                                         Financial Performance

   Total Deposits (Dollars in Millions)



$700
                                                       $665.2
$650
                                                                       $634.3
                                       $619.7
$600
                       $589.3
       $576.2
$550
$500
$450
$400
        2005            2006            2007            2008            2009


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                                                         Financial Performance

   Noninterest Income* (Dollars in Thousands)


12,000                                                                       50%
                                                                      $11,675
                                                                             45%
                                                       $10,833
                                                                             40%

                                                                             35%
                                       $10,086
                                                                             30%
10,000
       $9,140
                       $9,285
                                                                             30%
8,000
                                                                             35%

                                                                             30%
6,000
                                                                             25%

                                                                             20%
4,000
                                                                             15%

                                                                             10%
2,000
                                                                              5%

    0                                                                       0%
        2005            2006            2007            2008            2009

             Deposit Charges                         Trust Fees
             Brokerage Commissions                   Mortgage Fees
             Debit Card Interchange                  Other
             % of Revenue

*Excludes the effects of deferred compensation plan

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[LOGO OF MONROE BANCORP]


Keys to the Company's Success


o  Resolution of Problem Assets - Credit
   Quality

o  Implementation of Capital Plan

o  Enhance Profitability

o  Commitment to Customer Service

o  Commitment to our Communities


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[LOGO OF MONROE BANCORP]



                                                  Resolution of Problem Assets
  Credit Quality

4.00
                                                                        3.69
3.50
3.00
                                                                    2.60
2.50
                                                        2.45
2.00
                                                    1.76
1.50
                                                                            1.32
                                         1.26
      1.07           1.10           1.14
1.00

0.50                                                         0.69
          0.39           0.42
              0.14           0.11            0.26
0.00
        2005           2006           2007            2008            2009

          Allowance for loan losses as a % of ending loans
          Non-performing loans as a % of ending loans/includes 90 days past due Net charge-offs to loans


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                                                  Resolution of Problem Assets

Credit Quality (Dollars in Thousands)


       Allowance   Provision        Net
        for Loan   for Loan        Charge      Net
         Losses     Losses          Offs     Income
--------------------------------------------------------
2005      5,585      1,140           749      7,223


2006      6,144      1,200           641      7,586


2007      6,654      2,035         1,525      7,806


2008     11,172      8,880         4,362      3,979


2009     15,256     11,850         7,766      1,975


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                                                  Resolution of Problem Assets
Consolidated Net Income Trends
(Dollars in thousands)

                 ----------------------------------------------------
                    2005      2006      2007       2008      2009
---------------------------------------------------------------------
  Net Income        7,223     7,586     7,806      3,979     1,975
---------------------------------------------------------------------

---------------------------------------------------------------------
Pre Tax Income     10,888    10,859    10,629      4,022     2,040
---------------------------------------------------------------------

---------------------------------------------------------------------
 Provision for
  Loan Losses       1,140     1,200     2,035      8,880    11,850
---------------------------------------------------------------------
Pre Tax Income
Before Provision   12,028    12,059    12,664     12,902    13,890
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                          Resolution of Problem Assets

Multi-Faceted Approach

o  Prevention
     -  Improved loan underwriting
     -  Reduced key concentration - Development Commercial
        Real Estate and Commercial Construction
          o  $25,400,000 (29.2%) reduction to $61,500,000

o  Identification
     -  Stable Watch List - Previous twelve months
     -  Improved reporting

o  Resolution
     -  Bias toward rapid liquidation of problem assets
          o  Limited success prior to March 2010
          o  Larger pool of interested buyers
          o  Increased willingness to lend by banks
          o  Homebuyer Tax Credit


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[LOGO OF MONROE BANCORP]


                                                           Housing Market News

4/19/10 Inside Indiana Business reports - "Remax of Indiana says sales of single-family homes increased 6.7 percent in March, compared to a year ago. The median sales price rose for the fifth consecutive month....."

4/19/10 IBJ reports - "As of 3/31/10, pending sales and listings expected to close in next 30 days up 10.3% over same time last year......"

4/21/10 WSJ article reports - "Land prices jump....builders are particularly interested in finished lots with improvements in place......nationally, finished-lot prices are up nearly 20% from early 2009......across the U.S., builders are battling to acquire land lots in preparation for ramping up home construction..."

4/21/10 IndyStar reports - "Metro area home permits rose 62% in March over the same month a year ago....the fourth straight month that permits have risen...."


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   Implementation of Capital Plan

Why is Capital Plan Needed


o  12/31/09 - Bank had $19,600,000 of capital in
   excess of amount required to be well capitalized

o  Up from $8,000,000 of excess capital at 12/31/08

o Amount of non-performing assets dictates that higher than normal capital is required


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   Implementation of Capital Plan

   Presented at 2009 Annual Meeting

   o  Withdrew application to participate in Treasury
      Department's Troubled Asset Relief Program
      (TARP) Capital Purchase Program (CPP)

   o Raised $13,000,000 of capital through the sale of subordinated debentures

   o  Reduced quarterly dividend from $0.13 per share to $0.01 per share

   o  Strategically reduced selected assets

   o  Aggressively pursued additional expense
      reduction and fee income opportunities


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   Implementation of Capital Plan

   Key Components of Plan
   Withdrew TARP CPP application


   o   True costs of program and market's reaction

   o   Banks continue to aggressively repay TARP

   o Determined that Company would be better served with alternative strategy


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   Implementation of Capital Plan

   Key Components of Plan
   Raised $13,000,000 of capital through sale of subordinated debentures


   o  Closed on July 17, 2009

   o  Interest rate of 10%

   o  Maturity date of June 20, 2019

   o  Callable three years from closing date


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[LOGO OF MONROE BANCORP]


   Implementation of Capital Plan

   Key Components of Plan
   Quarterly dividend reduction


   o Continues to be a very difficult but prudent decision

   o  Reinvested capital into the Company

   o Preserves approximately $3,000,000 of capital annually

   o  Decision will be reviewed quarterly


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   Implementation of Capital Plan

   Key Components of Plan
   Strategically reduce selected assets


   o Loans outstanding decreased $45,700,000 or 7.2% in 2009. High risk-weighted asset for purposes of calculating capital ratios

   o  Sold municipal bond portfolio


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[LOGO OF MONROE BANCORP]


   Implementation of Capital Plan

   Key Components of Plan
   Grew Net Interest Margin


   o  Net Interest Income
        o  $236,000 (1.0%) increase to $23,837,000

   o  Achieved despite:
        o  $45,700,000 decrease in loans
        o  $6,300,000 increase in non-accruing loans
        o  Maintained conservative and short duration investments

   o  Achieved through:
        o  Use of interest rate floors
        o  More rational pricing of loans
        o  Disciplined deposit pricing


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   Implementation of Capital Plan

   Key Components of Plan
   Aggressively grew fee income businesses

   o  Mortgage banking revenue of $1,364,000 in 2009
        o  Increase of $661,000 or 94.0%

   o  Trust income of $2,313,000 in 2009
        o  Decrease of $74,000 or 3.1%
        o  Trust assets were $352,972,000 at 3/31/10
        o  Increase of $71,928,000 or 25.6% over 13 months
        o  Increase generates $500,000 of annual income


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   Implementation of Capital Plan

   Key Components of Plan
   Aggressively grew fee income businesses

   o  Demand deposits
        o  2.7% increase to 25,722 accounts (3/31/10 versus 12/31/08)
        o  Source of low cost deposits
        o Source of fee income from debit card use and non-sufficient funds fees

   o  Investment Brokerage Services
        o  2009 - $872,000 of income - flat compared to 2008 amount
        o  Attractive service for customers
        o  Conversion from one-time commission to annual fee
             -  Reduces income in short-run - creates annuity


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[LOGO OF MONROE BANCORP]


   Implementation of Capital Plan

   Key Components of Plan
   Pursue expense reduction opportunities

   o Other expenses (excluding appreciation/depreciation in deferred compensation plans) increased $127,000 (0.60%)

   o  FDIC assessment (included in other expenses) increased
      $1,004,000 (208.7%) to $1,485,000

   o  Compensation expense decreased $729,000 (5.9%) in 2009

   o  Full Time Equivalent Employees decreased to 203.5 at
      12/31/09, an 8.0% decrease

   o  Full Time Equivalent Employees continue to decrease


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[LOGO OF MONROE BANCORP]


   Implementation of Capital Plan

   Key Components of Plan
   Pursue expense reduction opportunities

   o  Recent examples of expense reduction initiatives
      o CEO, Executive Management and Senior Management pay and benefit decreases
      o  Reduction in 401(k) match
      o  Reduction in marketing
      o  Reduction in use of outside vendors for facilities maintenance
      o  Several other tactics


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[LOGO OF MONROE BANCORP]


                         Commitment to Customer Service

   Mystery Shopping

   Year             # Shops           Average Score
-----------------------------------------------------
   2005              1,164               94.5%
-----------------------------------------------------
   2006              1,486               95.4%
-----------------------------------------------------
   2007              1,747               95.7%
-----------------------------------------------------
   2008              2,279               95.8%
-----------------------------------------------------
   2009              2,410               96.2%
-----------------------------------------------------


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   Commitment to our Communities

o  Bank employees
   volunteered 7,624
   hours in the fiscal year
   ended June 30, 2009

o  Employees provided
   a half-day off on April
   14, 2010 with pay for
   Day of Action

o  2010 marks 15 years
   of participation in the
   Day of Action


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[LOGO OF MONROE BANCORP]


   Expanding Market Share (Dollars in Thousands)


   Monroe County
   ----------------------------------------
                    6/30/1999     6/30/2009
   ----------------------------------------
   Monroe Bank
   ----------------------------------------
   Total Deposits   $279,821      $522,763
   ----------------------------------------
   Market Share      24.9%         31.1%
   ----------------------------------------
   Rank              Second         First
   ----------------------------------------

   Bank One/Chase
   ----------------------------------------
   Total Deposits   $311,330      $315,421
   ----------------------------------------
   Market Share      27.7%         18.8%
   ----------------------------------------
   Rank               First       Second
   ----------------------------------------


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[LOGO OF MONROE BANCORP]


   Common Goal

   "We are going to look back on this as
    being the single greatest
    accomplishment of our professional
    careers".


                - Gordon Dyott
                  April 23, 2009


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[LOGO OF MONROE BANCORP]


                                                Monroe
                                                Bancorp
                                                2010 Annual
                                                Shareholders'
                                                Meeting

                                                        Questions?


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[LOGO OF MONROE BANCORP]


                                                Monroe Bancorp
                                                2010 Annual
                                                Shareholders'
                                                Meeting


                                                        Thanks for Attending!